Exhibit 10.1.  Eighth Amendment to Lease Agreement.

                            EIGHTH AMENDMENT TO LEASE

               THIS AGREEMENT made the 1st day of April, 1998, by and between THE TILLES INVESTMENT COMPANY, having offices at 7600 Jericho Turnpike, Woodbury, New York 11797, hereinafter referred to as the "LANDLORD" and DELTA FUNDING CORPORATION, having offices at 1000 Woodbury Road, Woodbury, New York 11797, hereinafter referred to as the "TENANT".

                             W I T N E S S E T H :

               WHEREAS, the parties have heretofore on or about the 1st day of November, 1993, entered into a certain agreement of lease, which was amended the 20th day of January, 1994, the 23rd day of March, 1994, the 8th day of December, 1995 (3rd Amendment), the 8th day of December, 1995 (4th Amendment), the 4th day of March, 1996, the 28th day of August, 1997 and the 29th day of October, 1997, for certain premises located at 1000 Woodbury Road, Woodbury, New York and

      NOW, THEREFORE, in consideration of One Dollar and other good and valuable consideration, each in hand paid to the other, the receipt whereof is hereby acknowledged and in further consideration of the mutual covenants contained herein, it is agreed as follows:

               FIRST: TENANT shall surrender 2,410 square feet on the fourth floor as noted on the floor plan attached hereto as Exhibit "A", making TENANT'S total Demised Premises 115,894 square feet rentable.

               SECOND: Commencing on the date the TENANT delivers the 2,410 square feet to allow the LANDLORD to construct the demising wall, TENANT shall pay an Annual Basic Rent in equal monthly installments as per the following schedule:

     TERM                      ANNUAL BASIC RENT               MONTHLY RENT
     Lease Year 1                $2,433,774.00                 $202.814.50

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     Lease Year 2                $2,519,535.56                 $209,961.30
     Lease Year 3                $2,607,615.00                 $217,301.25
     Lease Year 4                $2,699,171.26                 $224,930.94
     Lease Year 5                $2,794,204.34                 $232,850.36
     Lease Year 6                $2,891,550.30                 $240,962.53
     Lease Year 7                $2,992,383.08                 $249,365.26
     Lease Year 8                $3,096,687.68                 $258,057,31
     Lease Year 9                $3,205,628.04                 $267,135.67
     Lease Year 10               $3,318,045.22                 $276,503.77

               THIRD: Section "Sixth" of the Seventh Amendment to Lease shall be changed to read as follows: "...rentable area of the Demised Premises (i.e., 115,894 square feet)...form a part (i.e., 230,000 square feet), i.e., 50.39%."

               FOURTH: Section "Seventh" of the Seventh Amendment to Lease shall be changed to read as follows: "...TENANT'S Energy Base =
$405,629.00..."

               FIFTH:   Section "Eighth" of the Seventh Amendment to Lease
shall be changed to read as follows: "...pay the sum of $220,198.60 per year in equal monthly installments of $18,349.81 in advance..."

               SIXTH:   Sections  "Twelfth",   "Thirteenth",   "Fourteenth"  and
"Fifteenth" of the Seventh Amendment to Lease shall be adjusted proportionately based upon the actual square footage at the time of any surrender of space.

               SEVENTH: Nothing herein shall modify any rent credits due to the TENANT under the Seventh Amendment to Lease

               EIGHTH: The foregoing provisions are intended to modify said lease only in the foregoing respects and such modifications and the terms hereof as herein set forth are to be strictly

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construed. It is further agreed  that  except  as herein above  provided all  of the terms, convenants and conditions of said lease dated the 1st day of November, 1993 and amended the 20th day of January, 1994, the 23rd day of March, 1994, the 8th day of December, 1994 (3rd Amendment), the 8th day of December, 1995 (4th Amendment), the 4th day of March, 1996, the 28th day of August, 1997 and the 29th day of October, 1997, shall continue to remain in full force and effect as therein written and shall be read and construed together with this instrument.

               IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                             THE TILLES INVESTMENT COMPANY

                             By: /s/ PETER TILLES
                                 -------------------------

                             DELTA FUNDING CORPORATION
                             By: /s/ MARC E. MILLER
                                 -------------------------


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